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                        NORWEST ADVANTAGE FUNDS

                         INCOME EQUITY FUND
                        VALUGROWTH STOCK FUND
                        DIVERSIFIED EQUITY FUND
                         GROWTH EQUITY FUND
                      SMALL COMPANY STOCK FUND
                         INTERNATIONAL FUND
                              A SHARES
                              B SHARES

          Supplement to Prospectus Dated October 1, 1996

As the Funds' distributor, Forum pays a broker-dealers' reallowance on A Shares and a sales commission on B Shares to broker-dealers who sell shares of the Funds. As described in the Prospectus, Forum will make payments to broker-dealers in the amounts indicated on pages 58 and 62 of the Prospectus. Forum may reallow the entire sales charge to broker-dealers in connection with the offering of A Shares of Diversified Equity Fund and Growth Equity Fund. Forum may also provide additional compensation to broker-dealers, in connection with the offering of A Shares and B Shares of Diversified Equity Fund and Growth Equity Fund, of 1.00% of the value of the shares purchased in an individual retirement account. This additional compensation is not paid for by the Funds or their shareholders.











December 1, 1996